Supplement dated September 1, 2000
                       To the Prospectus dated May 1, 2000

                               Select*Annuity III
                                 Select*Life II
                                 Select*Life III
                               FlexDesign(TM) VUL
                             Variable Estate Design

Effective September 1, 2000, ReliaStar Financial Corp. ("ReliaStar"), the parent company of ReliaStar Life Insurance Company ("ReliaStar Life"), was acquired by ING Groep N.V. ReliaStar Life will continue to be responsible for all contracts issued by it.

ING is a global financial institution active in the field of insurance, banking, and asset management in more than 60 countries, with almost 90,000 employees.